Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric Gatoff, Chief Executive Officer of Nathan’s Famous, Inc., certify that:

The annual report on Form 10-K of Nathan’s Famous, Inc. for the fiscal year ended March 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Nathan’s Famous, Inc.

/s/ ERIC GATOFF Name: Eric Gatoff Chief Executive Officer (Principal Executive Officer) Date: June 10, 2025

A signed original of this written statement required by Section 906 has been provided to Nathan’s Famous, Inc. and will be retained by Nathan’s Famous, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.